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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) October 24, 2003
                                           ----------------

                            Advanced Biotherapy, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-26323               51-0402415
      ------------------          -------------------  -----------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

 6355 Topanga Canyon Boulevard, Suite 510
        Woodland Hills, California                            91367
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (818) 883-6716
                                                   --------------



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Item 5.  OTHER EVENTS.

         The registrant, Advanced Biotherapy Inc. published a press release on October 23, 2003, reporting that Dr. Joseph A. Bellanti, Professor of Pediatrics and Microbiology-Immunology and Director of the International Center for Interdisciplinary Studies of Immunology at Georgetown University School of Medicine, has rejoined the Company's Board of Directors.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation     Description of Exhibit
-----------     ----------------------

99.1            Press Release, dated October 23, 2003


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED BIOTHERAPY, INC.
                                       (Registrant)


Date: October 23, 2003                 By: /s/ Edmond Buccellato
                                           ---------------------------------
                                           Edmond Buccellato, President and CEO



                                INDEX TO EXHIBITS

Exhibit          Description
-------          -----------

99.1             Text of Press Release, dated October 23, 2003